Exhibit 99.1

CTG RESOURCES, INC.
Current Report on Form 8-K
Exhibit Index
Dated January 19, 2000

Item	Description	Document Description
99(1)	Exhibit Index	Ex-99.1
99(2)	Press Release	Ex-99.2